UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2006

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At the Annual Meeting of Shareholders of Enesco Group, Inc. (the "Company") held on May 17, 2006 (the "2006 Annual Meeting"), the Company’s shareholders approved the amendment and restatement of the Company’s Amended and Restated 1996 Long Term Incentive Plan (as so amended, the "Amended Plan"). The Amended Plan, which provides for the grant of stock options, stock appreciation rights, restricted stock, phantom stock units, performance awards and other stock-based incentives to officers and key employees of the Company, had previously been approved by the Company’s Board of Directors, subject to shareholder approval. The Amended Plan extends the term of the plan for an additional ten year period, through January 23, 2016, and effects other ministerial changes.

The more detailed description of the terms of the Amended Plan contained in the Company’s Proxy Statement for the 2006 Annual Meeting under the caption "Proposal 2: Approve the Amendment and Restatement of the Enesco Group, Inc. 1996 Long Term Incentive Plan" is incorporated by reference herein.

This foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended Plan, a copy of which is filed as Appendix B to the Company's Proxy Statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 20, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Enesco Group, Inc. Amended and Restated 1996 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Enesco Group, Inc. Proxy Statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 20, 2006 (file no. 001-09267)).

Exhibit 10.2 1996 Long-Term Incentive Plan as Amended January 24, 2006 Certificate of Grant of Non-Qualified Stock Options.

Exhibit 10.3 1996 Long-Term Incentive Plan as Amended January 24, 2006 Certificate of Grant of Restricted Stock.

Exhibit 10.4 1999 Non-Employee Director Plan as Amended May 19, 2004 Certificate of Grant of Non-Qualified Stock Options.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

May 23, 2006	By:	/s/ Marie Meisenbach Graul

Name: Marie Meisenbach Graul
Title: Interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Enesco Group, Inc. Amended and Restated 1996 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Enesco Group, Inc. Proxy Statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 20, 2006 (file no. 001-09267)).
10.2	1996 Long-Term Incentive Plan as Amended January 24, 2006 Certificate of Grant of Non-Qualified Stock Options
10.3	1996 Long-Term Incentive Plan as Amended January 24, 2006 Certificate of Grant of Restricted Stock
10.4	1999 Non-Employee Director Plan as Amended May 19, 2004 Certificate of Grant of Non-Qualified Stock Options